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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):    July 15, 2004
                                                    ----------------



                         FRANK'S NURSERY & CRAFTS, INC.
             (Exact name of registrant as specified in its Charter)





          Delaware                    0-50158                   47-0863558
          --------                    -------                   ----------
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)            Identification No.)


     580 Kirts Blvd., Suite 300, Troy            Michigan         48084
     --------------------------------            --------         -----
 (Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code       (248) 712-7000
                                                   -----------------------------


                                 Not applicable
 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEMS 1-4.        NOT APPLICABLE.

ITEM 5.           OTHER EVENTS.

         On July 15, 2004, the Company issued the press release attached hereto as Exhibit 99.1, announcing Walter Spokowski as its new President and Chief Executive Officer. His appointment became effective July 12, 2004.


ITEMS 6-12.       NOT APPLICABLE.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         FRANK'S NURSERY & CRAFTS, INC.


Date: July 15, 2004                      By: /s/ Alan Minker
                                            ---------------------------
                                         Alan Minker
                                         Interim Chief Operating Officer,
                                         Senior Vice President, Chief Financial
                                                Officer and Treasurer
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                                 EXHIBIT INDEX


Exhibit           Description

99.1        Press Release issued July 15, 2004